Prudential Sector Funds, Inc

PGIM Jennison Health Sciences Fund (the Fund)

Supplement dated December 15, 2020 to the Fund's Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and SAI, as applicable, and retain it for future reference.

Effective as of December 15, 2020, Daniel Matviyenko will be added as a portfolio manager to the Fund. David Chan and Debra Netschert will continue to serve as portfolio managers for the Fund.

The Fund's Summary Prospectus, Prospectus and SAI are restated to reflect the addition of Mr. Matviyenko.

Daniel Matviyenko is a Managing Director and health sciences equity portfolio manager. He joined Jennison in December 2020. Before joining Jennison, Mr. Matviyenko was founder, chief investment officer, and portfolio manager at Malleus Capital. Prior to founding Malleus, he was a portfolio manager, managing director, and partner at Tudor Investment. Prior to that, Mr. Matviyenko was a portfolio manager and an executive director at UBS O'Connor. Mr. Matviyenko holds a BS in finance from the University of Connecticut.

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